UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 16, 2015
(Date of earliest event reported)

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 West 94th Street,
Minneapolis, MN 55431
(Address of principal executive offices, including zip code)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2015, Donaldson Company, Inc. (the “Company”) entered into a First Supplement to Note Purchase Agreement, dated April 16, 2015, with a group of institutional investors (the “First Supplement”), which supplements a Note Purchase Agreement, dated March 27, 2014 (as amended by a First Amendment to the Note Purchase Agreement dated as of March 9, 2015, the “Note Purchase Agreement”).  Pursuant to the First Supplement, the Company, on April 16, 2015, sold $25 million aggregate principal amount of 2.93% Senior Notes, Series 2015-A, due April 16, 2025, to certain of the institutional investors.  Subject to the satisfaction of certain closing conditions, the First Supplement also provides for the issuance and sale, on June 25, 2015, of $125 million aggregate principal amount of 3.18% Senior Notes, Series 2015-B, due June 17, 2030, to certain of the institutional investors.  Both series of notes are, or will be, guaranteed by one of the Company’s domestic subsidiaries.  The primary purpose of the issuance of the notes is to refinance existing indebtedness.

The First Supplement through incorporation of the Note Purchase Agreement contains certain covenants on the part of the Company, including a debt to EBTIDA covenant, priority debt to consolidated total capitalization covenant and covenants relating to liens, asset sales and mergers, among others. The Agreement also specifies certain events of default, upon the occurrence of which the maturity of the notes may be accelerated, including the failure to pay principal and interest, violation of covenants or default on other indebtedness, among others.

The foregoing description of the First Supplement is not complete and is qualified in its entirety by reference to the First Supplement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	First Supplement, dated April 16, 2015, to Note Purchase Agreement, dated as of March 27, 2014, by and among Donaldson Company, Inc. and the purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

By:	/s/ Amy C. Becker
Amy C. Becker
Vice President, General Counsel and Secretary

Date: April 21, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Supplement, dated April 16, 2015, to Note Purchase Agreement, dated as of March 27, 2014, by and among Donaldson Company, Inc. and the purchasers named therein.